                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02851

                   Van Kampen High Income Corporate Bond Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


      1221 Avenue of the Americas, New York, New York     10020
--------------------------------------------------------------------------------
         (Address of principal executive offices)      (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end:   8/31

Date of reporting period:   8/31/03

Item 1. Report to Shareholders

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen High Income Corporate Bond Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of August 31, 2003.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

       NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Chase Global High Yield Index from 12/31/93 (its inception date) through 8/31/03 and the Lipper High Yield Bond Fund Index from 8/31/93 through 8/31/03. Class A shares, adjusted for sales charges.

(LINE GRAPH)

                                                 VAN KAMPEN HIGH INCOME      CHASE GLOBAL HIGH YIELD     LIPPER HIGH YIELD BOND
                                                     CORPORATE BOND                   INDEX                    FUND INDEX
                                                 ----------------------      -----------------------     ----------------------
8/93                                                    10000.00                         n/a                    10000.00
                                                         9975.00                         n/a                    10022.20
12/93                                                   10442.00                    10000.00                    10520.60
                                                        10383.00                     9820.00                    10408.80
                                                        10291.00                     9805.00                    10269.70
                                                        10179.00                     9858.00                    10266.90
12/94                                                   10065.00                     9843.00                    10133.60
                                                        10539.00                    10428.00                    10628.00
                                                        11040.00                    11046.00                    11187.80
                                                        11470.00                    11397.00                    11574.20
12/95                                                   11819.00                    11764.00                    11895.00
                                                        12195.00                    12019.00                    12198.70
                                                        12521.00                    12238.00                    12400.90
                                                        13039.00                    12798.00                    12988.50
12/96                                                   13433.00                    13294.00                    13438.90
                                                        13621.00                    13408.00                    13501.10
                                                        14248.00                    14028.00                    14215.80
                                                        14910.00                    14696.00                    14982.50
12/97                                                   15078.00                    14941.00                    15209.30
                                                        15819.00                    15444.00                    15877.80
                                                        15960.00                    15576.00                    15937.60
                                                        14651.00                    14673.00                    14734.70
12/98                                                   15147.00                    15086.00                    15198.20
                                                        15567.00                    15376.00                    15682.90
                                                        15521.00                    15542.00                    15785.20
                                                        15422.00                    15280.00                    15508.10
12/99                                                   15738.00                    15596.00                    15925.20
                                                        15673.00                    15333.00                    15683.10
                                                        15810.00                    15409.00                    15620.60
                                                        15703.00                    15460.00                    15498.90
12/00                                                   14445.00                    14688.00                    14378.70
                                                        14913.00                    15449.00                    14870.90
                                                        14348.00                    15318.00                    14397.80
                                                        13489.00                    14638.00                    13519.20
12/01                                                   14062.00                    15493.00                    14229.10
                                                        13690.00                    15839.00                    14288.60
                                                        12730.00                    15449.00                    13488.40
                                                        12060.00                    14980.00                    13086.20
12/02                                                   12738.00                    15824.00                    13886.60
                                                        13486.00                    16869.00                    14743.00
                                                        14601.00                    18475.00                    16072.50
8/03                                                    13885.00                    18538.00                    16162.70

Source: Confluence Technologies, Inc. and Lipper Inc.

                               A SHARES                B SHARES                C SHARES
                            since 10/2/78            since 7/2/92            since 7/6/93
---------------------------------------------------------------------------------------------
AVERAGE ANNUAL           W/O SALES    W/SALES    W/O SALES    W/SALES    W/O SALES    W/SALES
TOTAL RETURNS             CHARGES     CHARGES     CHARGES     CHARGES     CHARGES     CHARGES

Since Inception             7.22%       7.01%       4.60%       4.60%       3.10%       3.10%

10-year                     3.84        3.34        3.33        3.33        3.02        3.02

5-year                     -0.33       -1.29       -1.04       -1.21       -1.12       -1.12

1-year                     19.26       13.49       18.27       14.27       18.14       17.14
---------------------------------------------------------------------------------------------
30-Day SEC Yield                7.00%                   6.55%                   6.64%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Certain non-recurring payments were made to Class C shares, resulting in an increase to the one-year total return of 0.01%. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares six years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Distribution rate represents the monthly annualized distributions of the fund at the end of the period and not the earnings of the fund.

Chase Global High Yield Index is a broad-based index that reflects the general performance of the global high-yield corporate debt market. Lipper High Yield Bond Fund Index is an index of funds with similar return objectives as this fund. Indexes are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2003

       Van Kampen High Income Corporate Bond Fund is managed by the adviser's Taxable Fixed Income team. Members of the team include Gordon Loery, Executive Director; Joshua Givelber, Vice President; and Chad Liu, Vice President.(1) The following discussion reflects their views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. Market returns during the period were dominated by the high-yield rally that lasted from mid-October 2002 through the end of June 2003. The rally was triggered by a combination of improving fundamentals, declining default rates and record inflows into the high-yield market. By the end of June, those three quarters represented the second-greatest nine-month gain in the market's history. The rallying market drew record fund inflows, which in turn propelled prices still higher.

       The strongest returns during the course of the period were earned by sectors and securities that were most heavily out of favor during the preceding years. Wireless communications, utilities, telecommunications and cable all soared after performing dismally earlier in 2002. These sectors benefited from a combination of improved financial results (albeit based on greatly reduced expectations) and low valuations. In a similar vein, performance patterns across credit tiers differed dramatically as the lowest-rated credits rose far higher than their higher-quality peers.

       While technical factors remained a potent force throughout the 12-month period, they were especially influential in the closing months. An easing of fund inflows in July coincided with a surge in issuance to produce a temporary setback in the market's upward march that lasted through the first two weeks of August, when that pattern reversed.

Q.     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.     The fund underperformed its benchmark indexes.

        -- The fund returned 19.26 percent for the 12 months that ended August 31, 2003. Performance figures are for Class A shares, and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

(1)Team members may change at any time without notice.

        -- The fund's benchmarks, the Chase Global High Yield Index and the Lipper High Yield Bond Fund Index, returned 22.31 percent and 21.79 percent, respectively.

        -- The fund's monthly dividend of $0.0222 translated to a distribution rate of 7.40 percent based on the fund's maximum offering price on August 31, 2003 (Class A shares adjusted for sales charges).

       See Performance Summary for additional information and index definitions.

Q.     WHAT FACTORS HINDERED PERFORMANCE?

A. While the fund participated in the market's strong rally, our concerns over the quality of the securities available for purchase led us to assume a somewhat conservative stance in certain key exposures. This caused the fund to lag the market during the period.

        -- The declining economy led to a large amount of downgrades in recent years, raising the portion of the market carrying a CCC rating. While we maintained exposure to this segment of the market, our analysis indicated that the majority of the companies carrying that rating were too speculative for the portfolio. As a result, we kept the fund's holdings of the lowest-tier credits relatively low.

        -- While the market rally appeared to reward entire credit tiers and sectors, we remained focused on bottom-up security analysis. As a result, the fund was underweighted relative to the benchmarks in sectors where our analysts were unwilling to recommend companies with unpromising fundamental prospects. In the case of utilities and

TOP 5 INDUSTRIES AS OF 8/31/03              RATING ALLOCATION AS OF 8/31/03
Energy                            8.6%      AA/Aa                            0.1%
Chemicals                         8.1       BBB/Baa                          5.4
Utility                           7.2       BB/Ba                           34.1
Forest Products                   6.6       B/B                             49.8
Cable                             5.8       CCC/Acc                          6.3
                                            CC/Ca                            0.8
                                            C/C                              0.6
                                            Non-Rated                        2.9

Subject to change daily. Industry percentages are as of long-term investments. Rating Allocation percentages are as of corporate-debt obligations. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

            telecommunications, this caused us to de-emphasize two of the market-leading sectors.

Q.     WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. The fund benefited from strong security selection in the wireless-communications, diversified-communications, broadcasting and chemical sectors.

        -- The wireless-communications sector entered the period with generally low valuations for most of its component companies given the sector's poor performance for most of 2002. Our analysts identified several companies, such as American Cellular, SBA Communications and Dobson Communications that appeared to be undervalued relative to their prospects. These companies all gained strongly during the period on the basis of improving financial results.

        -- The diversified-media sector also enjoyed strong performance after languishing for much of 2002. Our company picks included Vivendi, which posted good financial results and attracted further attention by announcing their intention to sell assets and reduce debt. R.H. Donnelly continued to post solid results from their publishing business.

        -- Broadcasting companies enjoyed renewed investor interest based on their low valuations and improving outlook. Paxson Communications was one such company that produced strong results for the portfolio, as it benefited from the proposed relaxation of media ownership rules, which would make it much easier for the company to realize its asset value.

        -- Chemicals companies enjoyed a strong rebound when investor expectations turned to an improving economy. Huntsman International did particularly well as they appear to be well positioned to take advantage of an increase in chemical prices and an upturn in industrial production.

Q.     PLEASE WALK US THROUGH HOW YOU POSITIONED THE FUND, HIGHLIGHTING
       KEY THEMES.

A. One of our primary strategies in managing the fund was to adjust its credit exposure to take advantage of shifting market conditions. The fund entered the period with a small position in BBB rated bonds. These securities tend to be more highly correlated with Treasury bonds than lower-rated debt. When these bonds rallied with Treasuries, we sold them in order to reinvest the proceeds into securities with better total-return prospects. We followed a similar pattern with lower-rated bonds, which we purchased early in the period when they were undervalued. We later sold them into the rallying market and reinvested the cash elsewhere.

       While the near-record level of issuance in the market has ensured a steady stream of purchasing opportunities, we have remained highly selective. We increased the fund's holdings of telecommunications and utilities companies as our analysts became more comfortable with key firms in those sectors, though the portfolio remains underweighted relative to the benchmarks in these areas. We also added to the fund's holdings of companies in cyclical sectors such as manufacturing, chemicals and diversified media that we believe would benefit from sustained strength in the economy.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS?

A. We believe that the market retains attractive characteristics even after its strong appreciation. Default rates have continued to trend lower, even as the economy appears to be finding its footing. Corporate profits have also continued to improve. Taken together, these factors would seem to indicate a generally supportive environment for high-yield investments. These positive forces are balanced against valuations, which are no longer as low as they were at the beginning of the period. These countervailing influences would appear to indicate that returns in high-yield securities going forward are likely to be driven by income more than broad movements in bond prices.

ANNUAL HOUSEHOLDING NOTICE

       To reduce expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectus and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                              MARKET
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
          CORPORATE BONDS  85.3%
          AEROSPACE  0.3%
$4,309    Air Canada (Canada) (a) (b)........    10.250%        03/15/11         $  2,132,955
                                                                                 ------------

          BROADCASTING  2.6%
 3,410    Interep National Radio Sales, Inc.,
          Ser B..............................    10.000         07/01/08            2,983,750
 3,796    Nextmedia Operating, Inc...........    10.750         07/01/11            4,223,050
 3,535    Salem Communications Corp..........     7.750         12/15/10            3,526,162
 5,059    TV Azteca SA, Ser B (Mexico).......    10.500         02/15/07            5,261,360
                                                                                 ------------
                                                                                   15,994,322
                                                                                 ------------
          CABLE  5.4%
 1,200    Avalon Cable LLC (c)...............  0/11.750         12/01/08            1,186,500
 1,100    Charter Communications Holdings LLC
          (c)................................  0/11.750         01/15/10              698,500
 5,485    Charter Communications Holdings
          LLC................................     8.250         04/01/07            4,442,850
 1,145    Charter Communications Holdings
          LLC................................    10.750         10/01/09              921,725
   650    CSC Holdings, Inc. ................     7.250         07/15/08              653,250
 2,435    CSC Holdings, Inc. ................     8.125         07/15/09            2,526,312
 1,620    CSC Holdings, Inc. ................     9.875         02/15/13            1,701,000
   830    CSC Holdings, Inc. ................    10.500         05/15/16              908,850
 5,885    DirecTV Holdings/Finance LLC,
          144A--Private Placement (d)........     8.375         03/15/13            6,458,787
 5,098    Echostar DBS Corp. ................     9.125         01/15/09            5,671,525
 3,425    Multicanal Participacoes, Ser B
          (Brazil) (a).......................    12.625         06/18/04            1,215,875
 1,450    NTL, Inc. (e)......................    19.000         01/01/10            1,428,250
   865    Pegasus Communications Corp., Ser
          B..................................     9.750         12/01/06              704,975
 1,085    Pegasus Communications Corp., Ser
          B..................................    12.500         08/01/07              895,125
   245    Pegasus Satellite Communications
          (c)................................  0/13.500         03/01/07              159,250
 1,570    Renaissance Media Group (c)........    10.000         04/15/08            1,577,850
 5,895    Satelites Mexicanos SA (Mexico)
          (a)................................    10.125         11/01/04            2,829,600
                                                                                 ------------
                                                                                   33,980,224
                                                                                 ------------

See Notes to Financial Statements                                              7

YOUR FUND'S INVESTMENTS

August 31, 2003

PAR
AMOUNT                                                                              MARKET
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
          CHEMICALS  7.5%
$1,540    Acetex Corp. (Canada)..............    10.875%        08/01/09         $  1,686,300
 2,412    Avecia Group PLC (United Kingdom)..    11.000         07/01/09            2,062,260
 3,343    Equistar Chemicals LP..............    10.125         09/01/08            3,359,715
 2,045    Equistar Chemicals LP, 144A--
          Private Placement (d)..............    10.625         05/01/11            2,045,000
 1,564    FMC Corp. .........................    10.250         11/01/09            1,775,140
 1,475    Huntsman Advanced Materials LLC,
          144A--Private Placement (d)........    11.000         07/15/10            1,563,500
 2,699    Huntsman ICI Chemicals LLC.........    10.125         07/01/09            2,564,050
 2,800    Huntsman International LLC
          (Euro).............................    10.125         07/01/09            2,739,581
   570    Huntsman International LLC, 144A--
          Private Placement (d)..............     9.875         03/01/09              589,950
 1,280    ISP Chemco, Inc., Ser B............    10.250         07/01/11            1,417,600
 4,645    ISP Holdings, Inc., Ser B..........    10.625         12/15/09            4,865,637
 2,131    Lyondell Chemical Co. .............     9.500         12/15/08            2,067,070
 2,215    Lyondell Chemical Co., Ser B.......     9.875         05/01/07            2,203,925
 2,917    Messer Griesham (Euro) (Germany)...    10.375         06/01/11            3,623,690
 3,680    Millennium America, Inc. ..........     7.000         11/15/06            3,624,800
   775    Millennium America, Inc. ..........     9.250         06/15/08              806,000
 1,105    PCI Chemicals Canada, Inc.
          (Canada)...........................    10.000         12/31/08              950,056
   350    Pioneer Cos., Inc. (Variable Rate
          Coupon)............................     5.355         12/31/06              299,102
 3,705    Rhodia SA, 144A--Private Placement
          (France) (d).......................     8.875         06/01/11            3,742,050
 2,410    Rockwood Specialties Group, Inc.,
          144A--Private Placement (d)........    10.625         05/15/11            2,524,475
 2,465    Westlake Chemical Corp., 144A--
          Private Placement (d)..............     8.750         07/15/11            2,526,625
                                                                                 ------------
                                                                                   47,036,526
                                                                                 ------------
          CONSUMER PRODUCTS  1.8%
 2,230    Elizabeth Arden, Inc. .............    11.750         02/01/11            2,486,450
 1,555    Oxford Industries, Inc., 144A--
          Private Placement (d)..............     8.875         06/01/11            1,624,975
 3,560    Safilo Capital International SA,
          144A--Private Placement (Euro)
          (Luxembourg) (d) (f)...............     9.625         05/15/13            3,698,435
 4,000    Sleepmaster LLC (a) (b)............    11.000         05/15/09            1,105,000
 2,370    Tempur Pedic, Inc., 144A--Private
          Placement (d)......................    10.250         08/15/10            2,429,250
                                                                                 ------------
                                                                                   11,344,110
                                                                                 ------------

 8                                             See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2003

PAR
AMOUNT                                                                              MARKET
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
          DIVERSIFIED MEDIA  5.1%
$3,520    Advanstar Communications, Inc.,
          144A--Private Placement (Variable
          Rate Coupon) (d)...................     8.630%        08/15/08         $  3,511,200
 3,250    Alliance Atlantis Communications,
          Inc. (Canada)......................    13.000         12/15/09            3,652,187
   730    Dex Media West/Finance, 144A--
          Private Placement (d)..............     9.875         08/15/13              817,600
 4,314    Hollinger Participation Trust,
          144A--Private Placement (d) (e)....    12.125         11/15/10            4,702,220
   825    Houghton Mifflin Co., 144A--
          Private Placement (d)..............     9.875         02/01/13              903,375
 3,392    Muzak LLC..........................     9.875         03/15/09            3,260,560
 2,395    Muzak LLC, 144A--Private Placement
          (d)................................    10.000         02/15/09            2,538,700
 1,475    PEI Holdings, Inc., 144A--Private
          Placement (d)......................    11.000         03/15/10            1,628,031
 4,109    Primedia, Inc. ....................     8.875         05/15/11            4,324,722
 1,915    RH Donnelley Finance Corp. I,
          144A--Private Placement (d)........    10.875         12/15/12            2,240,550
 1,160    Vivendi Universal SA, 144A--Private
          Placement (France) (d).............     6.250         07/15/08            1,165,800
 2,570    Vivendi Universal SA, 144A--Private
          Placement (France) (d).............     9.250         04/15/10            2,884,825
                                                                                 ------------
                                                                                   31,629,770
                                                                                 ------------
          ENERGY  8.0%
 3,876    BRL Universal Equipment............     8.875         02/15/08            4,127,940
 3,630    Chesapeake Energy Corp. ...........     8.125         04/01/11            3,811,500
 1,635    Citgo Petroleum Corp., 144A--
          Private Placement (d)..............    11.375         02/01/11            1,831,200
 1,005    El Paso Energy Partners LP, 144A--
          Private Placement (d)..............     8.500         06/01/10            1,070,325
 4,215    El Paso Production Holding Co.,
          144A--Private Placement (d)........     7.750         06/01/13            4,109,625
 4,385    Frontier Oil Corp. ................    11.750         11/15/09            4,845,425
 1,428    Grey Wolf, Inc. ...................     8.875         07/01/07            1,467,270
 2,879    GulfTerra Energy Partner LP, Ser
          B..................................    10.625         12/01/12            3,328,844
 2,004    Hanover Equipment Trust............     8.750         09/01/11            2,004,000
 3,065    Hilcorp Energy/Finance, 144A--
          Private Placement (d)..............    10.500         09/01/10            3,160,781
 2,370    Husky Oil Ltd. (Variable Rate
          Coupon) (Canada)...................     8.900         08/15/28            2,725,500
 1,994    Magnum Hunter Resources, Inc. .....     9.600         03/15/12            2,123,610

See Notes to Financial Statements                                              9

YOUR FUND'S INVESTMENTS

August 31, 2003

PAR
AMOUNT                                                                              MARKET
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
          ENERGY (CONTINUED)
$  650    MSW Energy Holdings/Finance,
          144A--Private Placement (d)........     8.500%        09/01/10         $    666,250
 3,100    Pemex Project Funding Master
          Trust..............................     8.625         02/01/22            3,293,750
 2,669    Port Arthur Finance Corp., Ser A...    12.500         01/15/09            3,122,291
 1,954    Tesoro Petroleum Corp. ............     9.625         04/01/12            1,954,000
 1,810    Tesoro Petroleum Corp., Ser B......     9.000         07/01/08            1,782,850
 1,225    Transcontinental Gas Pipe Line
          Corp., Ser B.......................     8.875         07/15/12            1,326,062
 3,372    Vintage Petroleum, Inc. ...........     7.875         05/15/11            3,422,580
                                                                                 ------------
                                                                                   50,173,803
                                                                                 ------------
          FINANCIAL  0.6%
 3,555    Istar Financial, Inc. .............     8.750         08/15/08            3,922,231
                                                                                 ------------

          FOOD & DRUG  1.2%
 3,200    California Farm Lease Trust, 144A--
          Private Placement (d)..............     8.500         07/15/17            3,488,646
 4,045    Delhaize America, Inc. ............     8.125         04/15/11            4,237,137
 1,200    Jitney-Jungle Stores America, Inc.
          (a) (b) (g)........................    12.000         03/01/06                    0
                                                                                 ------------
                                                                                    7,725,783
                                                                                 ------------
          FOOD & TOBACCO  2.6%
 2,000    Merisant Co., 144A--Private
          Placement (d)......................     9.500         07/15/13            2,110,000
 2,969    Michael Foods, Inc., Ser B.........    11.750         04/01/11            3,429,195
 1,440    National Beef Packing Co., 144A--
          Private Placement (d)..............    10.500         08/01/11            1,512,000
 3,390    Pilgrim's Pride Corp. .............     9.625         09/15/11            3,610,350
 4,750    Smithfield Foods, Inc. ............     7.625         02/15/08            4,821,250
   600    Smithfield Foods, Inc. ............     8.000         10/15/09              633,000
                                                                                 ------------
                                                                                   16,115,795
                                                                                 ------------
          FOREST PRODUCTS  6.1%
 3,050    Abitibi-Consolidated, Inc.
          (Canada)...........................     6.000         06/20/13            2,760,909
 5,025    Georgia-Pacific Corp., 144A--
          Private Placement (d)..............     8.875         02/01/10            5,313,937
 2,615    Graphic Packaging International,
          Inc., 144A--Private Placement
          (d)................................     9.500         08/15/13            2,758,825
 4,180    JSG Funding PLC (Euro) (United
          Kingdom)...........................    10.125         10/01/12            4,916,955
 1,785    Norampac, Inc., 144A--Private
          Placement (Canada) (d).............     6.750         06/01/13            1,771,612
 1,000    Owens Brockway Glass Containers....     8.750         11/15/12            1,055,000
   245    Owens Brockway Glass Containers,
          144A--Private Placement (d)........     7.750         05/15/11              246,225
 4,390    Owens-Illinois, Inc. ..............     7.500         05/15/10            4,192,450

 10                                            See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2003

PAR
AMOUNT                                                                              MARKET
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
          FOREST PRODUCTS (CONTINUED)
$4,101    Pacifica Papers, Inc. (Canada).....    10.000%        03/15/09         $  4,306,050
   395    Pliant Corp. ......................    13.000         06/01/10              345,625
 2,419    Pliant Corp. ......................    13.000         06/01/10            2,116,625
 4,073    Tekni-Plex, Inc., Ser B............    12.750         06/15/10            3,950,810
 4,800    Tembec Industries, Inc. (Canada)...     7.750         03/15/12            4,560,000
                                                                                 ------------
                                                                                   38,295,023
                                                                                 ------------
          GAMING & LEISURE  5.2%
 3,200    Harrahs Operating Co., Inc. .......     7.875         12/15/05            3,464,000
   241    Hilton Hotels Corp. ...............     7.950         04/15/07              256,364
 2,325    Hilton Hotels Corp. ...............     7.625         12/01/12            2,464,500
   776    HMH Properties, Inc. ..............     7.875         08/01/05              795,400
 2,325    HMH Properties, Inc., Ser B........     7.875         08/01/08            2,348,250
 3,967    Horseshoe Gaming LLC...............     8.625         05/15/09            4,195,102
 1,850    LodgeNet Entertainment Corp. ......     9.500         06/15/13            1,919,375
 1,660    Park Place Entertainment Corp. ....     7.875         12/15/05            1,751,300
 2,888    Park Place Entertainment Corp. ....     8.875         09/15/08            3,184,020
   884    Starwood Hotels & Resorts
          Worldwide, Inc. ...................     7.375         05/01/07              930,410
 2,576    Starwood Hotels & Resorts
          Worldwide, Inc. ...................     7.875         05/01/12            2,704,800
 3,600    Station Casinos, Inc. .............     8.875         12/01/08            3,771,000
 1,800    Station Casinos, Inc. .............     9.875         07/01/10            1,989,000
 2,280    Venetian Casino Resort LLC.........    11.000         06/15/10            2,604,900
                                                                                 ------------
                                                                                   32,378,421
                                                                                 ------------
          HEALTHCARE  4.7%
 1,108    AmerisourceBergen Corp. ...........     8.125         09/01/08            1,177,250
 3,775    AmerisourceBergen Corp. ...........     7.250         11/15/12            3,831,625
 1,290    Apogent Technologies, Inc., 144A--
          Private Placement (d)..............     6.500         05/15/13            1,277,100
 1,640    Fisher Scientific International,
          Inc. ..............................     7.125         12/15/05            1,697,400
 1,735    Fisher Scientific International,
          Inc., 144A--Private Placement
          (d)................................     8.125         05/01/12            1,804,400
 4,790    Fresenius Medical Care Capital
          Trust IV...........................     7.875         06/15/11            5,005,550
 1,889    HCA, Inc. .........................     8.750         09/01/10            2,101,356
 1,800    HCA, Inc. .........................     6.950         05/01/12            1,822,504
 1,255    HCA, Inc. .........................     6.300         10/01/12            1,218,293
   475    HCA, Inc. .........................     7.190         11/15/15              471,321
   350    Manor Care, Inc. ..................     7.500         06/15/06              374,500
 1,008    Manor Care, Inc. ..................     8.000         03/01/08            1,093,680
 1,015    Manor Care, Inc., 144A--Private
          Placement (d)......................     6.250         05/01/13              984,550
 1,325    Medco Health Solutions, Inc. ......     7.250         08/15/13            1,373,796
 1,240    Omnicare, Inc., Ser B..............     8.125         03/15/11            1,320,600

See Notes to Financial Statements                                             11

YOUR FUND'S INVESTMENTS

August 31, 2003

PAR
AMOUNT                                                                              MARKET
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
          HEALTHCARE (CONTINUED)
$1,960    Tenet Healthcare Corp. ............     6.500%        06/01/12         $  1,813,000
 1,780    Tenet Healthcare Corp. ............     7.375         02/01/13            1,757,750
                                                                                 ------------
                                                                                   29,124,675
                                                                                 ------------
          HOUSING  5.1%
 3,622    CB Richard Ellis Service, Inc. ....    11.250         06/15/11            3,839,320
 1,400    CBRE Escrow, Inc., 144A--Private
          Placement (d)......................     9.750         05/15/10            1,484,000
 2,785    Jacuzzi Brands, Inc., 144A--
          Private Placement (d)..............     9.625         07/01/10            2,910,325
 2,765    KB Home............................     7.750         02/01/10            2,834,125
 4,555    LNR Property Corp., 144A--Private
          Placement (d)......................     7.625         07/15/13            4,623,325
   961    Louisiana Pacific Corp. ...........     8.875         08/15/10            1,107,553
 1,278    Louisiana Pacific Corp. ...........    10.875         11/15/08            1,472,895
 1,360    Meritage Corp. ....................     9.750         06/01/11            1,456,900
   735    Nortek Holdings, Inc. .............     9.250         03/15/07              751,538
 3,898    Schuler Homes, Inc. ...............     9.375         07/15/09            4,209,840
 1,186    Tech Olympic USA, Inc. ............     9.000         07/01/10            1,203,790
 1,600    Tech Olympic USA, Inc. ............     9.000         07/01/10            1,624,000
 1,006    Tech Olympic USA, Inc. ............    10.375         07/01/12            1,021,090
   805    Tech Olympic USA, Inc., 144A--
          Private Placement (d)..............    10.375         07/01/12              817,075
 2,623    Toll Corp..........................     8.250         02/01/11            2,793,495
                                                                                 ------------
                                                                                   32,149,271
                                                                                 ------------
          INFORMATION TECHNOLOGY  2.6%
 4,150    Avaya, Inc. .......................    11.125         04/01/09            4,668,750
 9,000    CHS Electronics, Inc. (a) (b)
          (g)................................     9.875         04/15/05               78,750
 2,785    Iron Mountain, Inc. ...............     8.625         04/01/13            2,910,325
 2,340    Iron Mountain, Inc. ...............     7.750         01/15/15            2,398,500
 1,400    Iron Mountain, Inc. ...............     6.625         01/01/16            1,319,500
   925    Xerox Capital Europe PLC (United
          Kingdom)...........................     5.875         05/15/04              930,781
 3,875    Xerox Corp. .......................     7.125         06/15/10            3,778,125
                                                                                 ------------
                                                                                   16,084,731
                                                                                 ------------
          MANUFACTURING  4.2%
   590    ABB International Finance Ltd. ....     6.750         06/03/04              580,892
 1,695    ABB International Finance Ltd.
          (Euro) (Guernsey)..................     9.500         01/15/08            2,044,050
 1,490    Brand Services, Inc. ..............    12.000         10/15/12            1,678,113
   990    Flowserve Corp. ...................    12.250         08/15/10            1,138,500
 1,377    Johnsondiversey, Inc. (Euro)
          (Luxembourg).......................     9.625         05/15/12            1,619,772
 3,021    Johnsondiversey, Inc., Ser B.......     9.625         05/15/12            3,209,813
 2,615    Manitowoc, Inc. ...................    10.500         08/01/12            2,889,575

 12                                            See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2003

PAR
AMOUNT                                                                              MARKET
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
          MANUFACTURING (CONTINUED)
$1,959    NMHG Holdings Co. .................    10.000%        05/15/09         $  2,105,925
 4,980    Outsourcing Services Group,
          Inc. ..............................    10.875         03/01/06            2,521,125
 1,417    Reunion Industries, Inc. (a).......    13.000         05/01/03              680,160
 4,814    Trimas Corp. ......................     9.875         06/15/12            4,741,790
 2,734    Tyco International Group SA
          (Luxembourg).......................     6.750         02/15/11            2,795,515
                                                                                 ------------
                                                                                   26,005,230
                                                                                 ------------
          METALS  1.8%
 5,729    Doe Run Resources Corp. (e) (g)
          (h)................................    11.750         11/01/08            2,005,112
 6,655    GS Technologies Operating, Inc. (a)
          (b) (g)............................    12.000         09/01/04                  666
 2,450    GS Technologies Operating, Inc. (a)
          (b) (g)............................    12.250         10/01/05                    0
 2,819    Oregon Steel Mills, Inc. ..........    10.000         07/15/09            2,255,200
 1,416    Republic Engineered Products.......    10.000         08/16/09              361,200
 3,422    Ucar Finance, Inc. ................    10.250         02/15/12            3,563,158
 3,000    United States Steel Corp. .........     9.750         05/15/10            3,060,000
                                                                                 ------------
                                                                                   11,245,336
                                                                                 ------------
          RETAIL  2.5%
 3,002    Big 5 Corp., Ser B.................    10.875         11/15/07            3,167,110
   965    Gap, Inc. .........................     6.900         09/15/07            1,021,694
 1,657    Gap, Inc. .........................    10.550         12/15/08            1,982,186
 4,920    Payless Shoesource, Inc., 144A--
          Private Placement (d)..............     8.250         08/01/13            4,858,500
   525    Penney, JC Co., Inc. ..............     7.600         04/01/07              549,938
 1,620    Penney, JC Co., Inc. ..............     8.000         03/01/10            1,688,850
 1,791    Penney, JC Co., Inc. ..............     9.000         08/01/12            1,934,280
   489    Penney, JC Co., Inc. ..............     6.875         10/15/15              443,768
                                                                                 ------------
                                                                                   15,646,326
                                                                                 ------------
          SERVICES  1.8%
 1,750    Allied Waste North America,
          Inc. ..............................     7.875         04/15/13            1,793,750
 4,700    Allied Waste North America,
          Inc. ..............................    10.000         08/01/09            5,111,250
 1,500    Encompass Services Corp. (a) (b)
          (g)................................    10.500         05/01/09                    0
 6,250    Hydrochem Industrial Services,
          Inc., Ser B........................    10.375         08/01/07            4,406,250
                                                                                 ------------
                                                                                   11,311,250
                                                                                 ------------
          TELECOMMUNICATIONS  3.0%
 2,660    360networks, Inc. (Canada) (a) (b)
          (g)................................    13.000         05/01/08                    0
 2,800    360networks, Inc. (Euro) (Canada)
          (a) (b) (g)........................    13.000         05/01/08                    0

See Notes to Financial Statements                                             13

YOUR FUND'S INVESTMENTS

August 31, 2003

PAR
AMOUNT                                                                              MARKET
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
          TELECOMMUNICATIONS (CONTINUED)
$4,035    Cincinnati Bell, Inc., 144A--
          Private Placement (d)..............     7.250%        07/15/13         $  3,974,475
 4,210    Exodus Communications, Inc. (a) (b)
          (g)................................    11.250         07/01/08              252,600
   330    Exodus Communications, Inc. (a) (b)
          (g)................................    11.625         07/15/10               19,800
 2,750    Exodus Communications, Inc. (Euro)
          (a) (b) (g)........................    11.375         07/15/08              181,393
   884    Globix Corp., 144A--Private
          Placement (d) (e)..................    11.000         05/01/08              689,584
 5,305    GST Network Funding, Inc. (a) (b)
          (g)................................    10.500         05/01/08                  531
 3,775    Knology, Inc., 144A--Private
          Placement (d) (e)..................    12.000         11/30/09            3,303,306
 3,000    Park N View, Inc., Ser B (a) (b)
          (g)................................    13.000         05/15/08                    0
 2,434    Primus Telecom Group...............     9.875         05/15/08            2,312,300
   230    Primus Telecom Group...............    11.250         01/15/09              226,550
 5,645    US West Communications, Inc. ......     5.625         11/15/08            5,362,750
 2,725    US West Communications, Inc. ......     6.625         09/15/05            2,752,250
 5,800    Worldwide Fiber, Inc. (Canada) (a)
          (b)................................    12.000         08/01/09                  580
                                                                                 ------------
                                                                                   19,076,119
                                                                                 ------------
          TRANSPORTATION  4.2%
 9,885    Aetna Industries, Inc. (a) (b)
          (g)................................    11.875         10/01/06               49,425
 2,815    Amsted Industries, Inc., 144A--
          Private Placement (d)..............    10.250         10/15/11            2,899,450
   117    Aran Shipping & Trading, SA (a)
          (g)................................     8.300         01/31/04                    0
 1,578    ArvinMeritor, Inc. ................     8.750         03/01/12            1,641,120
 3,260    Autonation, Inc. ..................     9.000         08/01/08            3,610,450
 1,773    Collins & Aikman Products Co. .....    10.750         12/31/11            1,569,105
 3,010    Intermet Corp. ....................     9.750         06/15/09            2,874,550
 3,170    Laidlaw International, Inc., 144A--
          Private Placement (d)..............    10.750         06/15/11            3,344,350
 3,969    Lear Corp., Ser B..................     8.110         05/15/09            4,455,203
 2,785    Sonic Automotive, Inc., 144A--
          Private Placement (d)..............     8.625         08/15/13            2,826,775
 2,625    TRW Automotive, Inc., 144A--
          Private Placement (d)..............     9.375         02/15/13            2,926,875
                                                                                 ------------
                                                                                   26,197,303
                                                                                 ------------
          UTILITY  6.1%
   508    AES Corp. .........................     9.375         09/15/10              490,220
   360    AES Corp. .........................     8.875         02/15/11              336,600
 2,925    AES Corp., 144A--Private Placement
          (d)................................     9.000         05/15/15            2,983,500

 14                                            See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2003

PAR
AMOUNT                                                                              MARKET
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
          UTILITY (CONTINUED)
$1,280    Allegheny Energy, Inc. ............     7.750%        08/01/05         $  1,286,400
 2,550    Calpine Corp. .....................     8.625         08/15/10            1,874,250
 1,605    Calpine Corp., 144A--Private
          Placement (d)......................     8.500         07/15/10            1,516,725
   775    CMS Energy Corp. ..................     7.500         01/15/09              744,969
 2,780    CMS Energy Corp. ..................     8.500         04/15/11            2,734,825
 4,232    Dynegy Holdings, Inc. .............     6.875         04/01/11            3,279,800
 1,730    Dynegy Holdings, Inc., 144A--
          Private Placement (d)..............     9.875         07/15/10            1,764,600
   925    IPALCO Enterprises, Inc. ..........     8.625         11/14/11              975,875
 3,220    Monongahela Power Co. .............     5.000         10/01/06            3,183,775
 2,590    Nevada Power Co., 144A--Private
          Placement (d)......................     9.000         08/15/13            2,713,025
   695    Northwest Pipeline Corp. ..........     8.125         03/01/10              726,275
 1,625    PG & E Corp., 144A--Private
          Placement (d)......................     6.875         07/15/08            1,657,500
   700    PSEG Energy Holdings, Inc. ........     7.750         04/16/07              683,132
 1,949    PSEG Energy Holdings, Inc. ........     8.625         02/15/08            1,951,124
 1,690    Southern California Edison Co.,
          144A--Private Placement (d)........     8.000         02/15/07            1,859,000
 1,345    Southern Natural Gas Co. ..........     8.875         03/15/10            1,425,700
 2,025    Williams Cos., Inc. ...............     6.750         01/15/06            1,994,625
 4,100    Williams Cos., Inc. ...............     7.875         09/01/21            3,792,500
                                                                                 ------------
                                                                                   37,974,420
                                                                                 ------------
          WIRELESS COMMUNICATIONS  2.9%
   315    American Tower Corp. ..............     9.375         02/01/09              320,513
 3,110    Dobson Communications Corp. .......    10.875         07/01/10            3,389,900
 1,900    Nextel Communications, Inc. (c)....     9.950         02/15/08            1,999,750
 1,000    Nextel Communications, Inc. .......    12.000         11/01/08            1,065,000
 3,915    Nextel Communications, Inc. .......     9.375         11/15/09            4,247,775
 2,825    Nextel Partners, Inc. .............    11.000         03/15/10            3,051,000
 3,487    SBA Communications Corp. (c).......    12.000         03/01/08            3,643,915
   718    SBA Communications Corp. ..........    10.250         02/01/09              651,585
                                                                                 ------------
                                                                                   18,369,438
                                                                                 ------------
          TOTAL CORPORATE BONDS  85.3%........................................    533,913,062
                                                                                 ------------

          CONVERTIBLE CORPORATE OBLIGATION  0.8%
          WIRELESS COMMUNICATIONS  0.8%
 5,500    American Tower Corp. ..............     6.250         10/15/09            5,252,500
                                                                                 ------------

See Notes to Financial Statements                                             15

YOUR FUND'S INVESTMENTS

August 31, 2003

PAR
AMOUNT                                                                              MARKET
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
          FOREIGN GOVERNMENT OBLIGATIONS  0.5%
$1,563    Republic of Colombia (Columbia)....     9.750%        04/09/11         $  1,761,940
 1,190    Republic of Colombia (Columbia)....    10.750         01/15/13            1,341,725
                                                                                 ------------
          TOTAL FOREIGN GOVERNMENT OBLIGATIONS................................      3,103,665
                                                                                 ------------

          ASSET BACKED SECURITIES  3.5%
20,342    Targeted Return Index Securities
          Trust, 144A--Private Placement
          (Variable Rate Coupon) (d).........     8.681         05/15/13           21,641,356
                                                                                 ------------


EQUITIES  3.0%
DecisionOne Corp. (14,661 Common Shares) (g) (i).............................              0
DecisionOne Corp. (8,219 Common Stock Warrants Class A) (g) (i)..............              0
DecisionOne Corp. (14,162 Common Stock Warrants Class B) (g) (i).............              0
DecisionOne Corp. (8,400 Common Stock Warrants Class C) (g) (i)..............              0
Dobson Communications Corp., Class A (347,823 Common Shares) (i).............      3,199,972
Dobson Communications Corp. (37,120 Preferred Shares) (e)....................      3,739,840
Dobson Communications Corp., 144A--Private Placement (5,404 Convertible
  Preferred Shares) (d)......................................................      1,113,224
Doe Run Resources Corp. (21 Common Stock Warrants) (g) (i)...................              0
Globix Corp. (75,803 Common Shares) (e) (i)..................................        234,989
HF Holdings, Inc. (36,820 Common Stock Warrants) (g) (i).....................              0
ICG Communications, Inc. (33,916 Common Shares) (i)..........................        301,852
ICG Communications, Inc. (5,878 Common Stock Warrants) (g) (i)...............              0
Intersil Holding Corp., Class A (31,481 Common Shares) (i)...................        917,042
Jazztel, PLC, 144A--Private Placement (3,450 Common Stock Warrants) (United
  Kingdom) (d) (g) (i).......................................................              0
McLeodUSA, Inc. (25,943 Preferred Shares, Ser A) (i).........................        146,837
McLeodUSA, Inc. (57,567 Common Stock Warrants Class A) (i)...................         21,300
McLeodUSA, Inc., Class A (3,462 Common Shares) (i)...........................          3,947
Mediq, Inc. (5,526 Common Shares) (g) (i)....................................         30,006
Microcell Telecommunications (16,250 Common Stock Warrants) (Canada) (i).....         13,728
Microcell Telecommunications, Class A (220 Common Shares) (Canada) (i).......          2,212
Microcell Telecommunications, Class B (26,249 Common Shares) (Canada) (i)....        260,614
Microcell Telecommunications (26,407 Convertible Preferred Shares)
  (Canada)...................................................................        276,960
Microcell Telecommunications (9,750 Common Stock Warrants) (Canada) (i)......          5,562
Motient Corp. (32,388 Common Shares) (i).....................................        197,567
XO Communications, Inc. (14,229 Common Stock Warrants Ser A) (g) (i).........              0
XO Communications, Inc. (10,672 Common Stock Warrants Ser B) (g) (i).........              0
XO Communications, Inc. (10,672 Common Stock Warrants Ser C) (g) (i).........              0
XO Communications, Inc. (7,114 Common Shares) (i)............................         43,893
Occidente Y Caribe Celular SA (20,850 Common Stock Warrants) (g) (i).........              0
OpTel, Inc. (3,275 Common Shares) (g) (i)....................................              0

 16                                            See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2003

                                                                                   MARKET
DESCRIPTION                                                                        VALUE
EQUITIES (CONTINUED)
Park N View, Inc., 144A--Private Placement (3,000 Common Stock Warrants) (d)
  (i)........................................................................   $          0
Paxon Communications Corp. (42,600 Preferred Shares) (e).....................      3,802,050
Pioneer Cos., Inc. (71,438 Common Shares) (i)................................        267,892
Primus Telecommunications Group (2,000 Common Stock Warrants) (g) (i)........             20
Republic Technologies International, Inc., 144A--Private Placement (7,525
  Common Stock Warrants) (d) (i).............................................             75
Startec Global Communications, 144A--Private Placement (8,100 Common Stock
  Warrants) (d) (g) (i)......................................................              0
TNP Enterprises, Inc. (60,450 Preferred Shares, Ser D) (e)...................      4,065,262
UIH Australia/Pacific, Inc. (5,000 Common Stock Warrants) (i)................             50
Viatel Holding Ltd. (32,111 Common Shares) (Bermuda) (i).....................         28,900
VS Holdings, Inc. (568,177 Common Shares) (g) (i)............................        106,079
                                                                                ------------

TOTAL EQUITIES  3.0%.........................................................     18,779,873
                                                                                ------------

TOTAL LONG-TERM INVESTMENTS  93.1%
  (Cost $666,567,854)........................................................    582,690,456

REPURCHASE AGREEMENT  5.0%
Banc of America Securities LLC ($31,043,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 08/29/03, to be sold
  on 09/02/03 at $31,046,415) (Cost $31,043,000).............................     31,043,000
                                                                                ------------

TOTAL INVESTMENTS  98.1%
  (Cost $697,610,854)........................................................    613,733,456
OTHER ASSETS IN EXCESS OF LIABILITIES  1.9%..................................     12,026,977
                                                                                ------------

NET ASSETS  100.0%...........................................................   $625,760,433
                                                                                ============

(a) Non-income producing as security is in default.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e) Payment-in-kind security.

(f) Securities purchased on a when-issued or delayed delivery basis.

See Notes to Financial Statements                                             17

YOUR FUND'S INVESTMENTS

August 31, 2003

(g) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(h) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(i) Non-income producing security.

 18                                            See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2003

ASSETS:
Total Investments (Cost $697,610,854).......................  $  613,733,456
Cash........................................................       9,056,673
Receivables:
  Interest..................................................      12,306,185
  Fund Shares Sold..........................................       7,247,671
  Investments Sold..........................................       6,326,368
Forward Foreign Currency Contracts..........................         528,257
Other.......................................................         153,524
                                                              --------------
    Total Assets............................................     649,352,134
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      19,502,194
  Fund Shares Repurchased...................................       1,821,680
  Income Distributions......................................       1,044,390
  Distributor and Affiliates................................         446,981
  Investment Advisory Fee...................................         266,022
Accrued Expenses............................................         294,281
Trustees' Deferred Compensation and Retirement Plans........         216,153
                                                              --------------
    Total Liabilities.......................................      23,591,701
                                                              --------------
NET ASSETS..................................................  $  625,760,433
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,084,171,301
Accumulated Undistributed Net Investment Income.............      (8,122,163)
Net Unrealized Depreciation.................................     (83,359,848)
Accumulated Net Realized Loss...............................    (366,928,857)
                                                              --------------
NET ASSETS..................................................  $  625,760,433
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $408,728,906 and 119,115,456 shares of
    beneficial interest issued and outstanding).............  $         3.43
    Maximum sales charge (4.75%* of offering price).........             .17
                                                              --------------
    Maximum offering price to public........................  $         3.60
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $175,572,253 and 50,968,475 shares of
    beneficial interest issued and outstanding).............  $         3.44
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $41,459,274 and 12,157,898 shares of
    beneficial interest issued and outstanding).............  $         3.41
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             19

Statement of Operations
For the Year Ended August 31, 2003

INVESTMENT INCOME:
Interest....................................................  $  51,178,883
Dividends...................................................      2,188,441
Other.......................................................        439,694
                                                              -------------
    Total Income............................................     53,807,018
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      3,091,033
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $859,698, $1,715,038 and $379,164,
  respectively).............................................      2,953,900
Shareholder Services........................................      1,341,875
Custody.....................................................         81,862
Trustees' Fees and Related Expenses.........................         28,817
Legal.......................................................         21,832
Other.......................................................        439,536
                                                              -------------
    Total Expenses..........................................      7,958,855
    Less Credits Earned on Cash Balances....................         20,040
                                                              -------------
    Net Expenses............................................      7,938,815
                                                              -------------
NET INVESTMENT INCOME.......................................  $  45,868,203
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(157,274,421)
  Forward Foreign Currency Contracts........................     (1,403,869)
  Foreign Currency Transactions.............................        (94,828)
                                                              -------------
Net Realized Loss...........................................   (158,773,118)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (297,691,151)
                                                              -------------
  End of the Period:
    Investments.............................................    (83,877,398)
    Forward Foreign Currency Contracts......................        528,257
    Foreign Currency Translation............................        (10,707)
                                                              -------------
                                                                (83,359,848)
                                                              -------------
Net Unrealized Appreciation During the Period...............    214,331,303
                                                              -------------
NET REALIZED AND UNREALIZED GAIN............................  $  55,558,185
                                                              =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 101,426,388
                                                              =============

 20                                            See Notes to Financial Statements

Statements of Changes in Net Assets

                                                              YEAR ENDED         YEAR ENDED
                                                            AUGUST 31, 2003    AUGUST 31, 2002
                                                            ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................   $  45,868,203      $  61,348,079
Net Realized Loss.........................................    (158,773,118)       (75,202,141)
Net Unrealized Appreciation/Depreciation During the
  Period..................................................     214,331,303        (89,189,391)
                                                             -------------      -------------
Change in Net Assets from Operations......................     101,426,388       (103,043,453)
                                                             -------------      -------------

Distributions from Net Investment Income:
  Class A Shares..........................................     (24,666,719)       (39,465,139)
  Class B Shares..........................................     (11,156,188)       (22,497,111)
  Class C Shares..........................................      (2,557,102)        (5,037,475)
                                                             -------------      -------------
                                                               (38,380,009)       (66,999,725)
                                                             -------------      -------------

Return of Capital Distribution:
  Class A Shares..........................................      (7,393,542)        (3,148,224)
  Class B Shares..........................................      (3,119,852)        (1,750,514)
  Class C Shares..........................................        (735,655)          (390,906)
                                                             -------------      -------------
                                                               (11,249,049)        (5,289,644)
                                                             -------------      -------------
Total Distributions.......................................     (49,629,058)       (72,289,369)
                                                             -------------      -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......      51,797,330       (175,332,822)
                                                             -------------      -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................................     407,546,505        230,137,084
Net Asset Value of Shares Issued Through Dividend
  Reinvestment............................................      33,579,035         44,727,982
Cost of Shares Repurchased................................    (381,177,393)      (288,241,556)
                                                             -------------      -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........      59,948,147        (13,376,490)
                                                             -------------      -------------
TOTAL INCREASE/DECREASE IN NET ASSETS.....................     111,745,477       (188,709,312)
NET ASSETS:
Beginning of the Period...................................     514,014,956        702,724,268
                                                             -------------      -------------
End of the Period (Including accumulated undistributed net
  investment income of ($8,122,163) and ($15,440,098),
  respectively)...........................................   $ 625,760,433      $ 514,014,956
                                                             =============      =============

See Notes to Financial Statements                                             21

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        YEAR ENDED AUGUST 31,
CLASS A SHARES                             ------------------------------------------------
                                            2003     2002 (a)     2001      2000      1999
                                           ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................  $ 3.15    $  4.23     $ 5.24    $ 5.68    $ 6.06
                                           ------    -------     ------    ------    ------
  Net Investment Income..................     .29        .39        .51       .59       .63
  Net Realized and Unrealized
    Gain/Loss............................     .29      (1.01)      (.96)     (.43)     (.37)
                                           ------    -------     ------    ------    ------
Total from Investment Operations.........     .58       (.62)      (.45)      .16       .26
                                           ------    -------     ------    ------    ------
Less:
  Distributions from Net Investment
    Income...............................     .24        .43        .55       .60       .64
  Return of Capital Distributions........     .06        .03        .01       -0-       -0-
                                           ------    -------     ------    ------    ------
Total Distributions......................     .30        .46        .56       .60       .64
                                           ------    -------     ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD.......  $ 3.43    $  3.15     $ 4.23    $ 5.24    $ 5.68
                                           ======    =======     ======    ======    ======

Total Return (b).........................  19.26%    -15.75%     -9.04%     3.09%     4.41%
Net Assets at End of the Period (In
  millions)..............................  $408.7    $ 308.5     $394.4    $465.0    $492.4
Ratio of Expenses to Average Net
  Assets.................................   1.12%      1.08%      1.05%     1.03%     1.03%
Ratio of Net Investment Income to Average
  Net Assets.............................   8.36%     10.39%     10.93%    10.90%    10.65%
Portfolio Turnover.......................     95%        83%        80%       68%       51%

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended August 31, 2002 was to decrease the ratio of net investment income to average net assets from 10.49% to 10.39%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 22                                            See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        YEAR ENDED AUGUST 31,
CLASS B SHARES                             -----------------------------------------------
                                            2003     2002 (a)     2001      2000     1999
                                           -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................  $ 3.16    $  4.24     $ 5.25    $ 5.68   $ 6.06
                                           ------    -------     ------    ------   ------
  Net Investment Income..................     .25        .35        .48       .55      .58
  Net Realized and Unrealized
    Gain/Loss............................     .30      (1.01)      (.97)     (.43)    (.37)
                                           ------    -------     ------    ------   ------
Total from Investment Operations.........     .55       (.66)      (.49)      .12      .21
                                           ------    -------     ------    ------   ------
Less:
  Distributions from Net Investment
    Income...............................     .21        .39        .51       .55      .59
  Return of Capital Distributions........     .06        .03        .01       -0-      -0-
                                           ------    -------     ------    ------   ------
Total Distributions......................     .27        .42        .52       .55      .59
                                           ------    -------     ------    ------   ------
NET ASSET VALUE, END OF THE PERIOD.......  $ 3.44    $  3.16     $ 4.24    $ 5.25   $ 5.68
                                           ======    =======     ======    ======   ======

Total Return (b).........................  18.27%    -16.12%     -9.80%     2.43%    3.57%
Net Assets at End of the Period (In
  millions)..............................  $175.6    $ 168.8     $249.6    $268.7   $318.2
Ratio of Expenses to Average Net
  Assets.................................   1.89%      1.84%      1.83%     1.78%    1.79%
Ratio of Net Investment Income to Average
  Net Assets.............................   7.68%      9.67%     10.13%    10.15%    9.88%
Portfolio Turnover.......................     95%        83%        80%       68%      51%

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended August 31, 2002 was to decrease the ratio of net investment income to average net assets from 9.77% to 9.67%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             23

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        YEAR ENDED AUGUST 31,
CLASS C SHARES                             ------------------------------------------------
                                            2003     2002 (a)     2001       2000     1999
                                           ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................  $ 3.13    $  4.20     $  5.22    $ 5.65    $6.04
                                           ------    -------     -------    ------    -----
  Net Investment Income..................     .25        .35         .48       .55      .58
  Net Realized and Unrealized
    Gain/Loss............................     .30      (1.00)       (.98)     (.43)    (.38)
                                           ------    -------     -------    ------    -----
Total from Investment Operations.........     .55       (.65)       (.50)      .12      .20
                                           ------    -------     -------    ------    -----
Less:
  Distributions from Net Investment
    Income...............................     .21        .39         .51       .55      .59
  Return of Capital Distributions........     .06        .03         .01       -0-      -0-
                                           ------    -------     -------    ------    -----
Total Distributions......................     .27        .42         .52       .55      .59
                                           ------    -------     -------    ------    -----
NET ASSET VALUE, END OF THE PERIOD.......  $ 3.41    $  3.13     $  4.20    $ 5.22    $5.65
                                           ======    =======     =======    ======    =====

Total Return (b).........................  18.14%(c) -16.04%     -10.06%     2.45%    3.42%
Net Assets at End of the Period (In
  millions)..............................  $ 41.5    $  36.7     $  58.7    $ 59.4    $67.3
Ratio of Expenses to Average Net
  Assets.................................   1.86%      1.84%       1.82%     1.78%    1.79%
Ratio of Net Investment Income to Average
  Net Assets.............................   7.68%(c)   9.68%      10.12%    10.15%    9.87%
Portfolio Turnover.......................     95%        83%         80%       68%      51%

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended August 31, 2002 was to decrease the ratio of net investment income to average net assets from 9.78% to 9.68%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .01%.

 24                                            See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund's primary investment objective. The Fund commenced investment operations on October 2, 1978. The distribution of the Fund's Class B and Class C shares commenced on July 2, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Forward foreign currency contracts are valued using quoted foreign exchange rates.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At August 31, 2003, the Fund had $527,374 of when-issued and delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates the daily aggregate of which is invested in repurchase agreements.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts on debt securities are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $261,908,595 which expires between August 31, 2004 and August 31, 2011. Of this amount, $9,539,272 will expire on August 31, 2004.

    At August 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $ 699,353,372
                                                                =============
Gross tax unrealized appreciation...........................    $  34,376,437
Gross tax unrealized depreciation...........................     (119,996,353)
                                                                -------------
Net tax unrealized depreciation on investments..............    $ (85,619,916)
                                                                =============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

    The tax character of distributions paid during the years ended August 31, 2003 and 2002 was as follows:

                                                                 2003           2002
Distributions paid from:
  Ordinary income...........................................  $39,193,541    $67,777,960
  Long-term capital gain....................................          -0-            -0-
  Return of capital.........................................   11,249,049      5,289,644
                                                              -----------    -----------
                                                              $50,442,590    $73,067,604
                                                              ===========    ===========

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to return of capital distributions totaling $11,249,049 has been reclassified from accumulated undistributed net investment income to capital and the portion of capital loss carryforward expiring in the current year totaling $8,026,371 has been reclassified from accumulated net realized loss to capital. Permanent book and tax differences related to the recognition of net realized losses on foreign currency transactions totaling $1,498,697 and book to tax amortization differences totaling $1,441,074 have been reclassified from accumulated net realized loss to accumulated undistributed net investment income. In addition, permanent book and tax differences of $112,690 relating to consent fee income, $5,112 relating to the Fund's investment in other regulated investment companies, $5,519 relating to paydowns on mortgage-backed securities, and $10,577 relating to the sale of partnership interest have been reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses which are not realized for tax purposes until the first day of the following fiscal year, gains or losses recognized for tax purposes on open forward transactions on August 31, 2003 and the deferral of losses relating to wash sales transactions.

F. EXPENSE REDUCTIONS During the year ended August 31, 2003, the Fund's custody fee was reduced by $20,040 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION Asset and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .625%
Next $150 million...........................................       .550%
Over $300 million...........................................       .500%

    For the year ended August 31, 2003, the Fund recognized expenses of approximately $21,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services Agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended August 31, 2003, the Fund recognized expenses of approximately $47,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2003, the Fund recognized expenses of approximately $1,140,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $117,466 are included in "Other" assets on the Statement of Assets and Liabilities at August 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

3. CAPITAL TRANSACTIONS

At August 31, 2003, capital aggregated $768,068,266, $254,534,815 and
$61,568,220 for Classes A, B and C, respectively. For the year ended August 31, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A..................................................   108,069,332    $ 354,101,454
  Class B..................................................    11,775,025       38,249,429
  Class C..................................................     4,650,091       15,195,622
                                                             ------------    -------------
Total Sales................................................   124,494,448    $ 407,546,505
                                                             ============    =============
Dividend Reinvestment:
  Class A..................................................     6,823,287    $  22,296,985
  Class B..................................................     2,819,580        9,226,196
  Class C..................................................       633,008        2,055,854
                                                             ------------    -------------
Total Dividend Reinvestment................................    10,275,875    $  33,579,035
                                                             ============    =============
Repurchases:
  Class A..................................................   (93,634,941)   $(310,107,293)
  Class B..................................................   (16,965,322)     (55,230,999)
  Class C..................................................    (4,850,611)     (15,839,101)
                                                             ------------    -------------
Total Repurchases..........................................  (115,450,874)   $(381,177,393)
                                                             ============    =============

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

    At August 31, 2002, capital aggregated $714,367,276, $267,698,375, and
$61,432,923 for Classes A, B and C, respectively. For the year ended August 31, 2002, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   43,036,471    $ 156,947,668
  Class B...................................................   14,393,907       54,065,376
  Class C...................................................    5,086,893       19,124,040
                                                              -----------    -------------
Total Sales.................................................   62,517,271    $ 230,137,084
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    7,663,334    $  28,081,716
  Class B...................................................    3,700,189       13,621,096
  Class C...................................................      827,467        3,025,170
                                                              -----------    -------------
Total Dividend Reinvestment.................................   12,190,990    $  44,727,982
                                                              ===========    =============
Repurchases:
  Class A...................................................  (46,154,430)   $(170,429,188)
  Class B...................................................  (23,650,355)     (87,390,797)
  Class C...................................................   (8,155,800)     (30,421,571)
                                                              -----------    -------------
Total Repurchases...........................................  (77,960,585)   $(288,241,556)
                                                              ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended August 31, 2003 and 2002, 1,038,020 and 2,088,300 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended August 31, 2003 and 2002, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   4.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the year ended August 31, 2003, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $142,200 and CDSC on redeemed shares of approximately $396,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $564,958,073 and $506,381,784, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the Fund's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Fund's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

    Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

    A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forward foreign currency contracts. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    The following forward foreign currency contracts were outstanding as of August 31, 2003:

                                                                             UNREALIZED
                                                                CURRENT     APPRECIATION/
                                                                 VALUE      DEPRECIATION
LONG CONTRACTS:
  Euro Currency,
    870,000 expiring 10/24/03...............................  $   954,889     $(30,821)
    1,035,000 expiring 10/24/03.............................    1,135,989      (37,856)
                                                              -----------     --------
                                                                2,090,878      (68,677)
                                                              -----------     --------
SHORT CONTRACTS:
  Euro Currency,
    9,075,000 expiring 10/24/03.............................  $ 9,960,485     $294,265
    8,075,000 expiring 10/24/03.............................    8,862,911      269,915
    1,375,000 expiring 10/24/03.............................    1,509,164       32,754
                                                              -----------     --------
                                                               20,332,560      596,934
                                                              -----------     --------
                                                              $22,423,438     $528,257
                                                              ===========     ========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $5,475,100 and $1,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the year ended August 31, 2003, are payments retained by Van Kampen of approximately $1,400,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $119,500.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen High Income Corporate Bond Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen High Income Corporate Bond Fund (the "Fund"), including the portfolio of investments, as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended August 31, 1999 were audited by other auditors whose report dated October 6, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen High Income Corporate Bond Fund at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           -s- Ernst & Young LLP

Chicago, Illinois
October 8, 2003

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Global/International

   Asian Equity**
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American**
   Worldwide High Income

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                          (COMPUTER ICON)

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.                                           (PHONE ICON)

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us
                                                            (MAIL ICON)

 * Open to new investors for a limited time

** Closed to new investors.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2003. For the fiscal year ended August 31, 2003, 6% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee      Trustee     Chairman and Chief             90       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Former
                                                       Director of the World
                                                       Presidents
                                                       Organization-Chicago
                                                       Chapter. Director of the
                                                       Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago.

J. Miles Branagan (71)        Trustee      Trustee     Private investor.              88       Trustee/Director/Managing
1632 Morning Mountain Road                 since 1991  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (65)          Trustee      Trustee     Prior to January 1999,         88       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Rod Dammeyer (62)             Trustee      Trustee     President of CAC, llc., a      90       Trustee/Director/Managing
CAC, llc.                                  since 2003  private company offering                General Partner of funds
4350 LaJolla Village Drive                             capital investment and                  in the Fund Complex.
Suite 980                                              management advisory                     Director of TeleTech
San Diego, CA 92122-6223                               services. Prior to July                 Holdings Inc.,
                                                       2000, Managing Partner of               Stericycle, Inc.,
                                                       Equity Group Corporate                  TheraSense, Inc., GATX
                                                       Investment (EGI), a                     Corporation, Arris Group,
                                                       company that makes                      Inc. and Trustee of the
                                                       private investments in                  University of Chicago
                                                       other companies.                        Hospitals and Health
                                                                                               Systems. Prior to May
                                                                                               2002, Director of
                                                                                               Peregrine Systems Inc.
                                                                                               Prior to February 2001,
                                                                                               Vice Chairman and
                                                                                               Director of Anixter
                                                                                               International, Inc. and
                                                                                               IMC Global Inc. Prior to
                                                                                               July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM). Prior to April
                                                                                               1999, Director of Metal
                                                                                               Management, Inc.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (55)       Trustee      Trustee     Managing Partner of            88       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (51)         Trustee      Trustee     Director and President of      88       Trustee/Director/Managing
11 DuPont Circle, N.W.                     since 1995  the German Marshall Fund                General Partner of funds
Washington, D.C. 20016                                 of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (67)            Trustee      Trustee     Prior to 1998, President       90       Trustee/Director/Managing
736 North Western Avenue                   since 2003  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE


Jack E. Nelson (67)           Trustee      Trustee     President of Nelson            88       Trustee/Director/Managing
423 Country Club Drive                     since 1995  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (62)     Trustee      Trustee     President Emeritus and         90       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey (61)       Trustee      Trustee     Chief Communications           88       Trustee/Director/Managing
2101 Constitution Ave., N.W.               since 1999  Officer of the National                 General Partner of funds
Room 285                                               Academy of                              in the Fund Complex.
Washington, D.C. 20418                                 Sciences/National                       Director of Neurogen
                                                       Research Council, an                    Corporation, a
                                                       independent, federally                  pharmaceutical company,
                                                       chartered policy                        since January 1998.
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001. Director of
                                                       the Institute for Defense
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, and
                                                       Trustee of Colorado
                                                       College. Prior to 1993,
                                                       Executive Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)       Trustee,     Trustee     President and Chief            88       Trustee/Director/Managing
1221 Avenue of the Americas   President    since 1999  Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief                funds in the Fund                       in the Fund Complex.
                              Executive                Complex. Chairman,
                              Officer                  President, Chief
                                                       Executive Officer and
                                                       Director of the Advisers
                                                       and VK Advisors Inc.
                                                       since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE


Richard F. Powers, III* (57)  Trustee      Trustee     Advisory Director of           90       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (64)         Trustee      Trustee     Partner in the law firm        90       Trustee/Director/Managing
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom                          in the Fund Complex.
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President           Officer     Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                                    since 1998  Vice President of funds in the Fund Complex. Prior to
45th Floor                                                         December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                                  Investments and President and Chief Operations Officer of
                                                                   the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                                   Executive Vice President and Chief Investment Officer of
                                                                   funds in the Fund Complex. Prior to May 2001, Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, and Managing Director and President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to December
                                                                   2000, Executive Vice President and Chief Investment Officer
                                                                   of Van Kampen Investments, and President and Chief Operating
                                                                   Officer of the Advisers. Prior to April 2000, Executive Vice
                                                                   President and Chief Investment Officer for Equity
                                                                   Investments of the Advisers. Prior to October 1998, Vice
                                                                   President and Senior Portfolio Manager with AIM Capital
                                                                   Management, Inc. Prior to February 1998, Senior Vice
                                                                   President and Portfolio Manager of Van Kampen American
                                                                   Capital Asset Management, Inc., Van Kampen American Capital
                                                                   Investment Advisory Corp. and Van Kampen American Capital
                                                                   Management, Inc.

Stefanie V. Chang (36)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                            since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Investment Officer                   Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years. Executive
                                                                   Vice President and Chief Investment Officer of funds in the
                                                                   Fund Complex. Managing Director and Chief Investment Officer
                                                                   of Van Kampen Investments, the Advisers and Van Kampen
                                                                   Advisors Inc. since December 2002.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS


John R. Reynoldson (50)       Vice President           Officer     Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                       since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                      Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                         the Fixed Income Department of the Advisers and Van Kampen
                                                                   Advisors Inc. Prior to December 2000, Senior Vice President
                                                                   of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                                   2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                                   President of the government securities bond group for Asset
                                                                   Management.

Ronald E. Robison (64)        Executive Vice           Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and            since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020            Principal Executive                  funds in the Fund Complex. Chief Global Operations Officer
                              Officer                              and Managing Director of Morgan Stanley Investment
                                                                   Management Inc. Managing Director of Morgan Stanley.
                                                                   Managing Director and Director of Morgan Stanley Investment
                                                                   Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust. Vice
                                                                   President of the Morgan Stanley Funds.

A. Thomas Smith III (46)      Vice President and       Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary                since 1999  Director of Van Kampen Investments, Director of the
New York, NY 10020                                                 Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                   Investor Services and certain other subsidiaries of Van
                                                                   Kampen Investments. Managing Director and General
                                                                   Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                                   Inc. Vice President and Secretary of funds in the Fund
                                                                   Complex. Prior to July 2001, Managing Director, General
                                                                   Counsel, Secretary and Director of Van Kampen Investments,
                                                                   the Advisers, the Distributor, Investor Services, and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                                   Secretary and Director of Van Kampen Investments, the
                                                                   Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                   Investor Services and certain other subsidiaries of Van
                                                                   Kampen Investments. Prior to January 1999, Vice President
                                                                   and Associate General Counsel to New York Life Insurance
                                                                   Company ("New York Life"), and prior to March 1997,
                                                                   Associate General Counsel of New York Life. Prior to
                                                                   December 1993, Assistant General Counsel of The Dreyfus
                                                                   Corporation. Prior to August 1991, Senior Associate, Willkie
                                                                   Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                                   the Securities and Exchange Commission, Division of
                                                                   Investment Management, Office of Chief Counsel.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS


John L. Sullivan (48)         Vice President, Chief    Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Financial Officer and    since 1996  the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Treasurer                            subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181                                         Chief Financial Officer and Treasurer of funds in the Fund
                                                                   Complex. Head of Fund Accounting for Morgan Stanley
                                                                   Investment Management. Prior to December 2002, Executive
                                                                   Director of Van Kampen Investments, the Advisers and Van
                                                                   Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2003 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 28, 128, 228
                                                 HYI ANR 10/03 12031J03-AP-10/03

Item 2.  Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f)

    (1) The Fund's Code of Ethics is attached hereto as Exhibit 10A.
    (2) Not applicable.
    (3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : J. Miles Branagan, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Applicable only for reports covering fiscal years ending on or after December 15, 2003.

Item 5.  Audit Committee of Listed Registrants.

Applicable only for reports covering periods ending on or after the earlier of
(i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8.  [Reserved.]

Item 9. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.


(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each Principal Executive Officer and Principal Financial Officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Van Kampen High Income Corporate Bond Fund
              ------------------------------------------------------------------

By: /s/ Ronald E. Robison
    ----------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: October 20, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ----------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: October 20, 2003

By: /s/ John L. Sullivan
    ----------------------------------------------------------------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: October 20, 2003